UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

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FORM 8-K

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CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 1, 2006

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CyGene Laboratories, Inc.

(Exact Name of Registrant as Specified in Its Charter)

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Delaware	0-15654	22-2789408
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7786 Wiles Road, Coral Springs, Florida 33067

(Address of Principal Executive Offices) (Zip Code)

(954) 741-7077

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.

Departure of Directors or Principal Officers; Election of Directors;

On April 25, 2006, John Signorelli and Raymond Romano resigned from the registrant’s board of directors effective immediately.

Mssrs. Signorelli and Romano were on the Board of Directors of Transpirator Technologies, Inc. prior to the acquisition of CyGene, Inc. in September of 2003 and retained their seats on the board after the merger. Mr. Romano was chair of the audit committee on which Mr. Signorelli also had a seat. The registrant intends to fill these board seats at its next shareholders’ meeting later this year.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CyGene Laboratories, Inc.

By:	Martin Munzer
Martin Munzer
President and Chief Executive Officer

Date:  May 1, 2006